UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
May 10, 2023
____________________________________

DOORDASH, INC.
(Exact name of registrant as specified in its charter)
____________________________________

Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 10, 2023, DoorDash, Inc. (the “Company”) appointed Diego Piacentini to its Board of Directors (the “Board”). Mr. Piacentini will serve as a Class II director with a term expiring at the Company’s 2025 annual meeting of stockholders. In addition, Mr. Piacentini was appointed as a member of the nominating and corporate governance committee of the Board.

Mr. Piacentini, age 62, has served as the founder at View Different, Inc., a venture capital firm, since August 2019. From September 2016 to October 2018, Mr. Piacentini served as Government Commissioner for the Digital Agenda for the Italian government. From February 2000 to August 2016, Mr. Piacentini served as Senior Vice President of the International Consumer Business at Amazon.com, Inc., a multinational technology company. Prior to this, from 1987 to 1999, Mr. Piacentini was at Apple Inc., a multinational technology company, where he was most recently General Manager and Vice President for Europe, Middle East, and Africa. Mr. Piacentini serves as a board member and advisor of several private companies and organizations. Mr. Piacentini holds a B.S. in Economics from Bocconi University.

Mr. Piacentini will be entitled to receive cash and equity compensation under the Company’s outside director compensation and equity ownership policy, which is described in the section of the Company’s definitive proxy statement on Schedule 14A titled “Board of Directors and Corporate Governance-Director Compensation,” filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2023 and has been filed as Exhibit 10.7 to the amendment to the Company’s Registration Statement on Form S-1 (File No. 333-250056), filed with the SEC on November 30, 2020.

In accordance with the Company’s customary practice, the Company has entered into its standard form of indemnification agreement with Mr. Piacentini, the form of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-250056), filed with the SEC on November 13, 2020.

Mr. Piacentini has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There are no family relationships, as defined in Item 401 of Regulation S-K promulgated under the Exchange Act, between Mr. Piacentini and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are also no arrangements or understandings between Mr. Piacentini and any other persons pursuant to which Mr. Piacentini was selected as a director.

A copy of the press release announcing the appointment of Mr. Piacentini is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by DoorDash, Inc. on May 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: May 11, 2023	By:	/s/ Tony Xu
	Name:	Tony Xu
	Title:	Chief Executive Officer (Principal Executive Officer)